UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
April 22, 2025
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. Results of Operations and Financial Condition.
On April 22, 2025, Northrop Grumman Corporation issued an earnings release announcing its financial results for the quarter ended March 31, 2025, under the heading “Northrop Grumman Reports First Quarter 2025 Financial Results.” The earnings release is furnished as Exhibit 99.
ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Furnished

Exhibit 99 — Earnings Release dated April 22, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: April 22, 2025

Exhibit Index

Exhibit No.

Exhibit 99 Furnished — Earnings Release dated April 22, 2025
Exhibit 101 — Northrop Grumman Corporation Current Report on Form 8-K dated April 22, 2025, formatted as inline XBRL (Extensible Business Reporting Language): Cover Page. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Exhibit 104 — Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)